OTHER INCOME (EXPENSES), NET (non-operational) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Other Income and Expenses [Abstract]
Expenses related to Road Track acquisition				$ (1,539)
Gain from measurement of previously held interests at acquisition date fair value	[1]			14,677
Others		(272)	(26)	13,138
Other income, net		$ (272)	$ (26)	$ 13,138

[1]	during 2018, as a result of the acquisition described in Note 3 the company gained control over certain companies that previously were accounted under the equity method (“JV's”) and began to include these JV's in the consolidated. The company recorded one time gain in the amount of approximately $14.7 million from measurement of the JV's at the acquisition date to fair value.